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                                                                    Exhibit 10.2

                                 March 6, 1998



U.S.B. Holding Co., Inc.
100 Dutch Hill Road
Orangeburg, New York  10962

Ladies and Gentlemen:

         U.S.B. Holding Co., Inc. ("USB") and Tappan Zee Financial, Inc. ("Tappan Zee") desire to enter into an agreement dated March 6, 1998 ("Agreement"), pursuant to which, subject to the terms and conditions set forth therein, (a) Tappan Zee will merge with and into USB with USB surviving the merger, and (b) shareholders of Tappan Zee will receive common stock of USB in exchange for common stock of Tappan Zee outstanding on the closing date (the foregoing, collectively, referred to herein as the "Merger").

         The undersigned have been advised that as of the date of this letter each may be deemed to be an "affiliate" of Tappan Zee, as the term "affiliate" is defined for purposes of paragraphs (c) and (d) of Rule 145 of the rules and regulations promulgated under the Securities Act of 1993, as amended (the "Securities Act") by the Securities and Exchange Commission (the "Commission") and as the term "affiliate" is used for purposes of the Commission's rules and regulations applicable to the determination of whether a merger can be accounted for as a "pooling-of-interests" as specified in the Commission's Accounting Series Release 135, as amended by Staff Accounting Bulletins Nos. 65 and 76 ("ASR 135").

         USB has required, as a condition to its execution and delivery to Tappan Zee of the Agreement, that the undersigned, being directors and executive officers of Tappan Zee, execute and deliver to USB this Letter Agreement.

         In consideration of the foregoing, each of the undersigned hereby irrevocably:

                 (a) Agrees to be present (in person or by proxy) at all meetings of shareholders of Tappan Zee called to vote for approval of the Agreement and the Merger so that all shares of common stock of Tappan Zee then owned by the undersigned will be counted for the purpose of determining the presence of a quorum at such meetings and to vote or cause to be voted all such shares other than any such shares owned through a Company Employee Plan (as defined in the Agreement) (i) in favor of approval and adoption of the Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of Tappan Zee) and (ii) against approval or adoption of any other merger, business combination, recapitalization, partial liquidation or similar transaction involving Tappan Zee. Agrees to use reasonable best efforts to cause the Merger to be consummated and, except as permitted by Section 5.7 of the Agreement, not to solicit, initiate or engage in any
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U.S.B. Holding Co., Inc.
March 6, 1998
Page 2

negotiations or discussions with any party other than USB with respect to any offer, sale, transfer or other disposition of, any shares of common stock of Tappan Zee now or hereafter owned by the undersigned;

                 (b) Agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a shareholder of Tappan Zee, to approve or adopt the Agreement;

                 (c) Agrees not to offer, sell, transfer or otherwise dispose of any shares of common stock of USB received in the Merger, except (i) at such time as a registration statement under the Securities Act covering sales of such USB common stock is effective and a prospectus is made available under the Securities Act, (ii) within the limits, and in accordance with the applicable provisions of, Rule 145(d) under the Securities Act, or (iii) in a transaction which, in the opinion of counsel satisfactory to USB or as described in a "no-action" or interpretive letter from the staff of the Commission , is not required to be registered under the Securities Act; and acknowledges and agrees that USB is under no obligation to register the sale, transfer or other disposition of USB common stock by the undersigned or on behalf of the undersigned, or to take any other action necessary to make an exemption from registration available;

                 (d) Agrees that during the period beginning on the date hereof and ending 30 days prior to the consummation of the Merger, shall not sell, transfer, reduce the risk of the undersigned with respect to or otherwise dispose of any shares of common stock of Tappan Zee without notifying USB in advance of the proposed transfer and giving USB a reasonable opportunity to review the transfer before it is consummated. USB, if advised to do so by its independent public accountants, may instruct the undersigned not to make or permit the transfer because it may interfere with the "pooling-of-interests" treatment of the Merger. The undersigned shall abide by any such instructions.

                 (e) Agrees not to enter into any transactions with respect to any shares of USB common stock during the 20 consecutive AMEX Trading Days (as defined in the Agreement) ending with and including the date on which the last of the regulatory approvals (as discussed in Section 6.1(b) of the Agreement) required for consummation of the Merger is obtained.

                 (f) Notwithstanding the foregoing, agrees not to sell, or in any other way reduce the risk of the undersigned relative to, any shares of common stock of Tappan Zee or of common stock of USB, during the period commencing thirty days prior to the effective date of the Merger and ending on the date on which financial results covering at least thirty days of post-Merger combined operations of USB and Tappan Zee have been published within the meaning of Section 201.01 of the Commission's Codification of Financial Reporting Policies, provided, however, that excluded from the foregoing undertaking shall be such sales, pledges, transfers or other dispositions of shares of Tappan Zee common stock or shares of USB common stock which, in USB's sole judgment, are individually and in the aggregate de minimis within the meaning of Topic 2-E of the Staff Accounting Bulletin Series of the SEC;
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U.S.B. Holding Co., Inc.
March 6, 1998
Page 3


                 (g) Agrees that neither Tappan Zee nor USB shall be bound by any attempted sale of any shares of Tappan Zee common stock or USB common stock, respectively, and Tappan Zee's and USB's transfer agents shall be given appropriate stop transfer orders and shall not be required to register any such attempted sale, unless the sale has been effected in compliance with the terms of this Letter Agreement; and further agrees that the certificate representing shares of USB common stock owned by the undersigned will be endorsed with a restrictive legend consistent with the terms of this Letter Agreement;

                 (h) Acknowledges and agrees that the provisions of subparagraphs (c), (d), (e), (f) and (g) hereof also apply to shares of USB common stock and Tappan Zee common stock owned by (i) his or her spouse, (ii) any of his or her relatives or relatives of his or her spouse occupying his or her home, (iii) any trust or estate in which he or she, his or her spouse, or any such relative owns at least a 10% beneficial interest or of which any of them serves as trustee, executor or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, any Affiliate of the undersigned, his or her spouse, or any such relative owns at least 10% of any class of equity securities or of the equity interest;

                 (i) Represents that the undersigned has no plan or intention to sell, exchange, or otherwise dispose of any shares of common stock of USB prior to expiration of the time period referred to in subparagraph (f) hereof; and

                 (j) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles.

                          --------------------------

         It is understood and agreed that the provisions of subparagraphs (a) and (b) of this Letter Agreement relate solely to the capacity of the undersigned as a shareholder or other beneficial owner of shares of Tappan Zee common stock and is not in any way intended to affect the exercise by the undersigned of the undersigned's responsibilities as a director or officer of Tappan Zee. It is further understood and agreed that such subparagraphs of this Letter Agreement are not in any way intended to affect the exercise by the undersigned of any fiduciary responsibility which the undersigned may have in respect of any shares of Tappan Zee common stock held by the undersigned as of the date hereof.

                           -------------------------

         The undersigned have carefully read this Letter Agreement and the Agreement and discussed the requirements of such documents and other applicable limitations upon transfer of shares of Tappan Zee common stock or USB common stock to the extent that the undersigned deems necessary with counsel of the undersigned's choice or counsel for Tappan Zee.
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U.S.B. Holding Co., Inc.
March 6, 1998
Page 4


                           -------------------------

         This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.

                           -------------------------

         This Letter Agreement shall terminate concurrently with any termination of the Agreement in accordance with its terms.

                           -------------------------
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U.S.B. Holding Co., Inc.
March 6, 1998
Page 5

         The undersigned intend to be legally bound hereby.

                                   Sincerely,


                                             Number of Shares of
                                             Tappan Zee
                                             Common Stock Owned*
                                             ------------------

/s/ Marvin Levy                                   7,592
-----------------------------
Marvin Levy


/s/ Stephen C. Byelick                           33,745
-----------------------------
Stephen C. Byelick


/s/ John T. Cooney                               10,240
-----------------------------
John T. Cooney


/s/ Gerald L. Logan                               7,740
-----------------------------
Gerald L. Logan


/s/ Harry G. Murphy                              24,723
-----------------------------
Harry G. Murphy


/s/ Kevin J. Plunkett                             9,340
-----------------------------
Kevin J. Plunkett


/s/ Paul R. Wheatley                              6,740
-----------------------------
Paul R. Wheatley



* Represents shares owned directly or indirectly and shares allocated to the affiliates' ESOP and RRP accounts as of March 6, 1998. Does not include shares underlying stock options that were not vested as of March 6, 1998.